UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022

RE/MAX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street
Denver, Colorado 80237
(Address of principal executive offices, including Zip code)

(303) 770-5531
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions. *

On November 3, 2022, RE/MAX Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2022. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 2, 2022, the Company and Stephen Joyce, the Company’s Chief Executive Officer, entered into an amendment (the “Amendment”) to the Interim Executive Agreement, dated as of January 10, 2022, between the Company and Mr. Joyce. The changes made pursuant to the Amendment include (i) extending the term of employment under the Interim Executive Agreement from December 31, 2022, to August 31, 2023, and (ii) extending the period during which Mr. Joyce is entitled to certain compensation under the Interim Executive Agreement through May 31, 2023, in the event his employment is terminated by the Company for convenience following the hiring of a permanent Chief Executive Officer on or before May 31, 2023.

The foregoing summary of the Amendment does not purport to be complete and is qualified it its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits. *

Exhibit No.	Description
10.1	First Amendment to Interim Executive Agreement, dated November 2, 2022
99.1	Press release issued on November 3, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL).

*                 The information contained in Items 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: November 3, 2022	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer